SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 30, 2011

SILVERHILL MANAGEMENT SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-161052	26-2274999
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

21 Merrimac Way, Unit B, Tyngsboro, MA 01879
 (Address of principal executive offices) (Zip Code)

978-697-1180
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 30, 2011, Robert Steele resigned as our Chief Financial Officer and corporate Secretary.  Mr. Steele’s resignation was not the result of any disagreement with management regarding the operations, policies or practices of the Registrant, but to allow Mr. Steele to pursue other interests. A copy of Mr. Steele’s resignation letter is an exhibit to this report. The Registrant’s CEO, Emily Lussier, is performing Mr. Steele’s duties on an interim basis.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.  Not applicable

Exhibit No.                       Description

10.1   Resignation Letter – Robert Steele

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERHILL MANAGEMENT SERVICES, INC.

By:           /s/ Emily Lussier, CEO
Emily Lussier , CEO

Dated: July 8, 2011